SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) December 22, 1998
                                                       --------------------

                        Union Financial Services-1, Inc.
                    -------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    333-28551                     86-081775
    ------------------            ----------------             ----------------
(State or other jurisdiction       (Commission                   (IRS Employer
 of incorporation)                  File Number)                   ID Number)


6991 East Camelback Road, Suite B290, Scottsdale, Arizona                85251
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number,
 including area code:                                            (602) 947-7703
                                                                 ---------------

                                       N/A
                              --------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement between Union Financial Services-1, Inc. and Salomon Smith Barney Inc. (hereinafter the "Underwriting Agreement") dated as of December 16, 1998 and the 1998 Supplemental Indenture of Trust by and between Union Financial Services-1, Inc. and Zions First National Bank (hereinafter the "Indenture"). The Underwriting Agreement and the Indenture were executed in connection with the issuance by Union Financial Services-1, Inc. of $745,000,000 of its Taxable Student Loan Asset-Backed Notes Series 1998 on December 22, 1998. The details of this issuance are contained in the Prospectus Supplement filed on December 22, 1998 (File No. 333-28551).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        (1)
        (4.3)




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


                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNION FINANCIAL SERVICES-1, INC.


                                           By: /s/ Ronald W. Page
                                            -----------------------------
                                                   Ronald W. Page
                                                   Senior Vice President


Dated: January 6, 1999


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                                  EXHIBIT INDEX
                                 ------------------

Exhibit                                                           Page
---------                                                       -------

(1)                                                                5

(4.3)                                                              28






                                       4
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